                SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                             Form 8-K

          Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  November 14, 1994
                                                 ___________________


                    Aetna Life and Casualty Company
_______________________________________________________________________
         (Exact name of registrant as specified in its charter)


                              Connecticut
_______________________________________________________________________
            (State or other jurisdiction of incorporation)


       1-5704                                     06-0843808
_______________________________________________________________________
(Commission File Number)                      (I.R.S. Employer
                                               Identification No.)


151 Farmington Avenue, Hartford, Connecticut           06156
_______________________________________________________________________
(Address of principal executive offices)             (ZIP Code)


Registrant's telephone number, including area code     (203) 273-0123
                                                     __________________


                             Not Applicable
_______________________________________________________________________
      (Former Name or Former Address, if Changed Since Last Report)



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                             TABLE OF CONTENTS
                             _________________


                                                           Page
                                                           ____


Item 5.  Other Events.                                       3


Signatures                                                   4



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Item. 5. Other Events

Subsequent to the filing of a Form 8-K on November 7, 1994, updating certain ratings actions, the claims paying ratings of certain of Aetna Life and Casualty Company's subsidiaries were lowered by Duff & Phelps. Aetna's ratings at November 7, 1994 and at November 14, 1994, follow:

                                                    Rating Agencies
                             ____________________________________________________________
                                                              Moody's Investors  Standard
                             A.M. Best      Duff & Phelps        Service         & Poor's
                             ____________________________________________________________
Aetna Life and Casualty Company
  (senior debt)
November 7, 1994                   *        A+                   A2              A+
November 14, 1994                  *        A+                   A2              A+

Aetna Life and Casualty Company
  (commercial paper)
November 7, 1994                   *        Duff 1               P-1             A-1
November 14, 1994                  *        Duff 1               P-1             A-1

Aetna Life Insurance Company
  (claims paying)
November 7, 1994                   A        AA (on rating        Aa3             A+
                                                watch-down)
November 14, 1994                  A        AA (on rating        Aa3             A+
                                                watch-down)

The Aetna Casualty and Surety Company
  (claims paying)
November 7, 1994                   A-       AA (on rating        A1              A+
                                                watch-down)
November 14, 1994                  A-       AA-                  A1              A+

Aetna Life Insurance and Annuity Company
  (claims paying)
November 7, 1994                   A++      AAA (on rating       Aa2             AA
                                                 watch-down)
November 14, 1994                  A++      AA+                  Aa2             AA

* Not rated by the agency.


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                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                 Aetna Life and Casualty Company
                                 _______________________________
                                           (Registrant)


Date  November 14, 1994   By           ROBERT E. BROATCH
                             ________________________________________
                                       (Signature)

                                       Robert E. Broatch
                                       Senior Vice President, Finance
                                       and Corporate Controller